EXHIBIT 10.1
AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement, dated as of October 9, 2009, (this "Amendment"), is entered into by HELIX ENERGY SOLUTIONS GROUP, INC., a Minnesota corporation (the "Borrower"), the lenders party to the Credit Agreement described below, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), Swing Line Lender and L/C Issuer.

INTRODUCTION

Reference is made to the Credit Agreement dated as of July 3, 2006 (as modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and the Administrative Agent.

The Borrower has requested, and the Lenders and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Credit Agreement.

In addition, the Borrower has requested, and certain of the Revolving Credit Lenders have agreed, to extend the expiration of all or a portion of their Revolving Credit Commitments.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:

Section 1. Definitions; References.  Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment of Credit Agreement- General.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

"Caesar" means the Vanuatu-flagged vessel named "Caesar" with official number 1667.

"Second Amendment" means Amendment No. 2 to the Credit Agreement dated as of October 9, 2009 among the Borrower, the Lenders party thereto, the Administrative Agent, the Swing Line Lender and the L/C Issuer.

"Second Amendment Effective Date" means October 9, 2009.

(b) Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "Defaulting Lender" in its entirety with the following:

"Defaulting Lender" means any Lender that (a) has failed to fund any portion of the Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) the Administrative Agent or Issuing Bank believes in good faith has defaulted in fulfilling its obligations under other syndicated credit facilities generally and fails, within ten Business Days after written request by the Administrative Agent, to confirm unconditionally in writing that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans (or participations in respect of Letters of Credit or Swing Line Loans), (c) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (d) has, or any Controlling entity of which has, been deemed insolvent or become the subject of a bankruptcy, insolvency, receivership, or similar proceeding; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in such Lender or direct or indirect parent company thereof by a Governmental Authority..

(c) Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "Security Documents" in its entirety with the following:

"Security Documents" means the Security Agreement, the Mortgages, the Foreign Pledge Agreements, the Consent and Agreements, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties, and shall expressly include any arrangements entered into by an L/C Issuer with the Borrower pursuant to Section 2.03(a)(iii)(F).

(d) Section 2.06(b)(ii) of the Credit Agreement is hereby amended by replacing the introductory clause of such Section in its entirety with the following:

(ii)           subject to Section 2.06(e), the Borrower shall prepay the Loans by an amount equal to the amount of such Net Cash Proceeds, as set forth in Section 2.06(d); provided, however that at the election of the Borrower, and so long as no Default shall have occurred and be continuing, the Borrower, the applicable Subsidiary or any Loan Party (or any combination of the foregoing) may reinvest all or any portion of such Net Cash Proceeds (other than the Net Cash Proceeds of any Asset Disposition or series of Asset Dispositions pursuant to Section 7.05(q), which shall be subject to the minimum prepayment requirements specified in Section 2.06(d)) if such reinvestment complies with the following requirements:

(e) Section 2.06(d) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

(d)           Each prepayment of Loans pursuant to the foregoing provisions of Section 2.06 shall, except as provided in the succeeding sentence, be applied, first, to the prepayment of the Term Loans on a pro rata basis and second to the prepayment of the Revolving Credit Loans as provided in Section 2.06(f) below.  Each prepayment of Loans with Net Cash Proceeds received pursuant to Section 7.05(q) from a Disposition of Oil and Gas Properties or the Caesar shall be applied as follows: (i) 60% of such Net Cash Proceeds shall be applied, first, to the prepayment of the Term Loans on a pro rata basis and second to the prepayment of the Revolving Credit Loans as provided in Section 2.06(f) below, and then (ii) the remaining 40% of such Net Cash Proceeds shall be applied in accordance with Section 2.06(b).  Any prepayment of a Loan pursuant to this Section 2.06 shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05.  The amount of each prepayment of the Term Loans pursuant to this Section 2.06 shall be applied ratably to the then remaining installments of the Term Loans.

(f) Section 7.02(g) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

(g)           Investments in joint ventures, if each of the following conditions is satisfied: (i) immediately before and after giving effect to such Investment, no Default shall have occurred and be continuing, (ii) the aggregate amount of each such Investment shall not exceed $150,000,000, and (iii) the aggregate amount of all such Investments, net of the aggregate amount of consideration received from the Dispositions of all Investments theretofore made pursuant to this Section 7.02(g), shall not exceed $250,000,000 on a cumulative basis since the Closing Date; provided, however, that in calculating the foregoing limitations, any contribution of the Caesar to a joint venture shall not be included;

(g) Section 7.02 of the Credit Agreement is hereby further amended by replacing the last sentence of such Section in its entirety with the following:

Notwithstanding anything in this Section 7.02 or elsewhere in this Agreement to the contrary, in no event shall aggregate Investments in all Subsidiaries that are neither Loan Parties nor Foreign Subsidiaries whose Equity Interests are pledged pursuant to a Foreign Pledge Agreement, including Investments as a results of Acquisitions, exceed $150,000,000.

(h) Section 7.05(c) of the Credit Agreement is hereby amended by replacing the phrase "provided that if the transferor of such property is a Guarantor" in its entirety with the following:

provided that if the transferor of such property is the Borrower or a Guarantor

(i) Section 7.05(l) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

(l)           Dispositions of assets, except for Collateral (other than the Caesar), constituting non-cash contributions to a joint venture to the extent such Investment is permitted pursuant to Section 7.02(g) or consists of the Caesar (for the purpose of determining compliance with the limitations of such Section, the assets shall be valued at the value attributed thereto in the applicable joint venture agreement or, if greater, fair market value);

(j) Section 7.05(p) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

Dispositions of vessels, remotely operated vehicles and trenchers, and joint ventures interests by the Borrower and its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) no Person may Dispose of Equity Interests of Subsidiaries pursuant to this clause (p), (ii) at the time of such Disposition, no Default shall exist or would result from such Disposition, (iii) no less than 80% of the consideration received for any such asset shall be in the form of cash (which, solely for purposes of this clause (p), shall be deemed to include any liabilities, as shown on the Borrower's most recent consolidated balance sheet, of the Borrower or any Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Loans or any Guaranty thereof) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Borrower or such Subsidiary from further liability), and (iv) the fair market value of all property Disposed of in reliance on this clause (p) in any fiscal year shall not exceed the following respective amounts for the following types of property:  (A) $50,000,000 in the case of vessels (exclusive of, following the New Dive IPO, vessels owned by New Dive or any of its Subsidiaries), (B) $10,000,000 in the case of remotely operated vehicles and trenchers (exclusive of, following the New Dive IPO, remotely operated vehicles and trenchers of New Dive or any of its Subsidiaries), and (C) $250,000,000, calculated based on the Borrower's or applicable Subsidiary's investment basis in the interests Disposed of, in the case of joint venture interests (exclusive of (y) joint venture interests in any Person of which the Borrower owns (directly or indirectly, prior to such Disposition) 20% or less of the outstanding Equity Interests and (z) following the New Dive IPO, joint venture interests of New Dive or any of its Subsidiaries).

(k) Section 7.05 of the Credit Agreement is hereby further amended by inserting the following clause (q) in appropriate alphabetical order:

(q)           Dispositions of Oil and Gas Properties and the Caesar not otherwise permitted under this Section 7.05; provided, that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition, (ii) except as otherwise specifically provided below, no less than 80% of the consideration received for any such asset shall be in the form of cash (which, solely for purposes of this clause (q), shall be deemed to include any liabilities, as shown on the Borrower's most recent consolidated balance sheet, of the Borrower or any Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Loans or any Guaranty thereof) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Borrower or such Subsidiary from further liability), and (iii) 100% of the Net Cash Proceeds of any such Disposition shall be applied to the prepayment of the Loans in accordance with Section 2.06(d).  For the avoidance of doubt, in the case of Oil and Gas Properties such 80% cash consideration requirement shall be determined based on the value of the applicable property after giving effect to the Decommissioning Liabilities properly attributable thereto.  With respect to farmouts of proved undeveloped Oil and Gas Properties pursuant to this clause (q), the Borrower or applicable Subsidiary shall not be required to obtain at least 80% of the total consideration therefor in the form of cash, and may farmout such properties in exchange for the Borrower's or applicable Subsidiary's portion of the development costs of the applicable property;

provided, however, that any Disposition pursuant to clauses (a) through (g), (j)(ii), (k), (m), (n), (p) and (q) shall be for fair market value.

For purposes of determining compliance with this Section 7.05, the fair market value of any property Disposed of for consideration not consisting entirely of cash shall be the sum of the cash portion of the consideration, if any, and the fair market value of the non-cash portion of the consideration, as reasonably determined by the Borrower in good faith.

(l) Section 7.06(c) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

(c)           so long as no Default shall have occurred and be continuing (i) the Borrower and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it in exchange for, or with the proceeds received from the substantially concurrent issue of, new shares of its common stock or other common Equity Interests and (ii) upon prepayment by the Borrower of the Term Loans by an amount equal to at least $100,000,000 since the Second Amendment Effective Date, the Borrower may purchase, redeem or otherwise acquire Equity Interests issued by it provided that with respect to this clause (ii) the aggregate price paid for all such purchased, redeemed, or otherwise acquired Equity Interests after the Second Amendment Effective Date may not exceed, on a cumulative basis since the Second Amendment Effective Date, (x) $25,000,000 if the aggregate amount of the Term Loans prepaid since the Second Amendment Effective Date is equal to or greater than $100,000,000 but less than $200,000,000, and (y) $50,000,000 if the aggregate amount of the Term Loans prepaid since the Second Amendment Effective Date is equal to or greater than $200,000,000;

Section 3. Amendment of Credit Agreement- Extension.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

"Consenting Lender" means each Revolving Credit Lender that has executed the Second Amendment by 4:00 p.m. (Central) on October 2, 2009.

"Extended Availability Period" means, in respect of the portion of the Revolving Credit Facility comprised of Extended Revolving Credit Commitments, the period from and including the Closing Date to the earliest of (a) the Extended Revolving Credit Maturity Date, (b) the date of termination of the Revolving Credit Commitments pursuant to Section 2.07, and (c) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02.

"Extended Revolving Credit Commitment" means any Revolving Credit Commitment which terminates on the Extended Revolving Credit Maturity Date (or earlier termination of the Extended Availability Period).

"Extended Revolving Credit Maturity Date" means November 30, 2012.

"Extending Revolving Credit Lender" means, at any time, any Lender to the extent it has an Extended Revolving Credit Commitment at such time.  Schedule 2.01 to the Second Amendment sets forth the Extending Revolving Credit Lenders as of the Second Amendment Effective Date, under the heading "Extending Revolving Credit Lenders".

"Non-Extended Revolving Credit Commitment" means any Revolving Credit Commitment which terminates on the Revolving Credit Maturity Date (or earlier termination of the Availability Period).

"Non-Extending Revolving Credit Lender" means, at any time, any Lender to the extent it has a Non-Extending Revolving Credit Commitment at such time.  Schedule 2.01 to the Second Amendment sets forth the Non-Extending Revolving Credit Lenders as of the Second Amendment Effective Date, under the heading "Non-Extending Revolving Credit Lenders".

(b) Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "Applicable Margin" in its entirety with the following:

"Applicable Margin" means, from time to time, the following percentages per annum, based, in the case of Revolving Credit Loans and Letter of Credit Fees, upon the Consolidated Leverage Ratio and status of the applicable Revolving Credit Lender as an Extending Revolving Credit Lender or Non-Extending Revolving Credit Lender, as set forth below:

Applicable Margin – Non-Extending Revolving Credit Lenders
Pricing Level	Consolidated Leverage Ratio	Commitment Fee	Eurodollar Rate (Revolving Credit Loans) +	Letters of Credit	Base Rate (Revolving Credit Loans) +
1	Less than 0.75x	0.20%	1.00%	1.00%	0.00%
2	Greater than or equal to 0.75x but less than 1.25x	0.25%	1.25%	1.25%	0.25%
3	Greater than or equal to 1.25x but less than 1.75x	0.30%	1.50%	1.50%	0.50%
4	Greater than or equal to 1.75x but less than 2.25x	0.375%	1.75%	1.75%	0.75%
5	Greater than or equal to 2.25x but less than 2.75x	0.375%	2.00%	2.00%	1.00%
6	Greater than or equal to 2.75x	0.50%	2.25%	2.25%	1.25%
Applicable Margin – Extending Revolving Credit Lenders
Pricing Level	Consolidated Leverage Ratio	Commitment Fee	Eurodollar Rate (Revolving Credit Loans) +	Letters of Credit	Base Rate (Revolving Credit Loans) +
1	Less than 1.50x	0.50%	3.00%	3.00%	2.00%
2	Greater than or equal to 1.50x but less than 2.00x	0.50%	3.25%	3.25%	2.25%
3	Greater than or equal to 2.00x but less than 2.50x	0.50%	3.50%	3.50%	2.50%
4	Greater than or equal to 2.50x but less than 3.00x	0.50%	3.75%	3.75%	2.75%
5	Greater than or equal to 3.00x	0.50%	4.00%	4.00%	3.00%

For the avoidance of doubt, to the extent a Revolving Credit Lender has both an Extended Revolving Credit Commitment and a Non-Extended Revolving Credit Commitment, the foregoing Applicable Margins shall apply ratably to the Obligations owing to such Lender in proportion to the percentage of the Extended Revolving Credit Commitment and Non-Extended Revolving Credit Commitment, respectively, comprising such Lender's Revolving Credit Commitment.

Initially, the Applicable Margin for Revolving Credit Loans and Letter of Credit Fees shall be determined based upon the Consolidated Leverage Ratio specified in the certificate delivered pursuant to Section 4.01(a)(ix).  Thereafter, any increase or decrease in the Applicable Margin for Revolving Credit Loans and Letter of Credit Fees resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate indicating such change is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 6, in the case of Non-Extending Revolving Credit Lenders, and Pricing Level 5 in the case of Extending Revolving Credit Lenders, shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until such Compliance Certificate is delivered to the Administrative Agent.

(c) Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "Applicable Percentage" in its entirety with the following:

"Applicable Percentage" means (a) in respect of the Term Facility, with respect to any Term Lender at any time, the percentage (carried out to the ninth decimal place) of the Term Facility represented by (i) on or prior to the Closing Date, such Term Lender's Term Commitment at such time and (ii) thereafter, the principal amount of such Term Lender's Term Loans at such time and (b) in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender's Revolving Credit Commitment at such time.  If the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Credit Commitments have expired, then the Applicable Percentage of each Revolving Credit Lender in respect of the Revolving Credit Facility shall be determined based on the Applicable Percentage of such Revolving Credit Lender in respect of the Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments; provided, that after the Revolving Credit Commitment of any Non-Extending Revolving Credit Lender shall have expired or terminated (other than pursuant to Section 8.02 hereof) and all Obligations owed to such Non-Extending Revolving Credit Lender have been paid in full, or shall have been reduced in accordance with Section 2.07 (i) the Applicable Percentage of such Non-Extending Revolving Credit Lender for purposes of Section 10.04(c) hereof shall be its Applicable Percentage immediately prior to such date, and (ii) the Applicable Percentages of the Extending Revolving Credit Lenders (and any unfunded risk participations based thereon) shall automatically be appropriately adjusted for all other purposes to reflect the termination or reduction, as applicable of the Revolving Credit Commitments of the Non-Extending Revolving Credit Lenders.  The Applicable Percentage of each Lender in respect of each Facility as of the Second Amendment Effective Date is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

(d) Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "Availability Period" in its entirety with the following:

"Availability Period" means, in respect of the portion of the Revolving Credit Facility comprised of Non-Extended Revolving Credit Commitments, the period from and including the Closing Date to the earliest of (a) the Revolving Credit Maturity Date, (b) the date of termination of the Revolving Credit Commitments pursuant to Section 2.07, and (c) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02.

(e) Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "Interest Payment Date" in its entirety with the following:

"Interest Payment Date" means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Revolving Credit Maturity Date, Extended Revolving Credit Maturity Date, or Term Loan Maturity Date, as applicable; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Revolving Credit Maturity Date, Extended Revolving Credit Maturity Date, or Term Loan Maturity Date, as applicable.

(f) Section 1.01 of the Credit Agreement is hereby amended by replacing clause (iii) of the definition of "Interest Period" in its entirety with the following:

(iii)           no Interest Period applicable to a Revolving Credit Loan shall extend beyond, initially, the Revolving Credit Maturity Date, and thereafter, the Extended Revolving Credit Maturity Date, as applicable; and

(g) Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "Letter of Credit Expiration Date" in its entirety with the following:

"Letter of Credit Expiration Date" means the day that is seven days prior to the Extended Revolving Credit Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

(h) Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of "Letter of Credit Sublimit" in its entirety with the following:

"Letter of Credit Sublimit" means an amount equal to the Revolving Credit Facility and shall be automatically reduced upon (and in an amount equal to) the reduction of the Revolving Credit Facility on the Revolving Credit Maturity Date.  The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.

(i) Section 2.01(a) of the Credit Agreement is hereby amended by replacing the Section in its entirety with the following:

(a)           The Revolving Credit Borrowings.  Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans (each such loan, a "Revolving Credit Loan") to the Borrower from time to time, on any Business Day during the Availability Period, in the case of each Non-Extending Revolving Credit Lender, or Extended Availability Period, in the case of each Extending Revolving Credit Lender, in an aggregate amount not to exceed at any time outstanding the amount of such Revolving Credit Lender's Commitment; provided, however, that after giving effect to any Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Revolving Credit Lender's Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Credit Lender's Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Credit Lender's Revolving Credit Commitment.  Within the limits of each Lender's Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Sections 2.05 and 2.06, and reborrow under this Section 2.01(a).  Revolving Credit Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

(j) Section 2.03(a)(ii) of the Credit Agreement is hereby amended by replacing clause (A) of such Section in its entirety with the following:

(A)           the expiry date of such requested Letter of Credit would occur after the Revolving Credit Maturity Date, and the amount of such requested Letter of Credit, together with the amounts of all other outstanding Letters of Credit with expiry dates occurring after the Revolving Credit Maturity Date, would exceed the Extended Revolving Credit Commitments.

(k) Section 2.03(i) of the Credit Agreement is hereby amended by replacing the third sentence of such Section in its entirety with the following:

Letter of Credit Fees shall be (i) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Revolving Credit Maturity Date, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears.

(l) Section 2.04(a) of the Credit Agreement is hereby amended by replacing the first sentence of such Section in its entirety with the following:

Subject to the terms and conditions set forth herein, the Swing Line Lender may, in its sole discretion, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, to make loans (each such loan, a "Swing Line Loan") to the Borrower from time to time on any Business Day during the Extended Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Revolving Credit Percentage of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender's Revolving Credit Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility at such time, and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender at such time, plus such Revolving Credit Lender's Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations at such time, plus such Revolving Credit Lender's Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans at such time shall not exceed such Lender's Revolving Credit Commitment, and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan.

(m) Section 2.06(a) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

(a)           If at any time the Total Revolving Credit Outstandings exceed the Revolving Credit Facility, including without limitation upon the occurrence of the Revolving Credit Maturity Date, the Borrower shall immediately prepay Revolving Credit Loans, Swing Line Loans or Cash Collateralize the L/C Obligations, or any combination of the foregoing, in an aggregate amount equal to such excess; provided, however, that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.06(a) unless after the prepayment in full of the Revolving Credit Loans and the Swing Line Loans the Total Revolving Credit Outstandings exceed the Revolving Credit Facility at such time.  In addition, on the Revolving Credit Maturity Date, the Borrower shall prepay any Revolving Credit Loans outstanding on such date, together with all accrued interest thereon and any additional amounts required by Section 3.05, to the extent necessary to keep outstanding Revolving Credit Loans ratable with any revised Applicable Percentages of the respective Lenders effective as of such date.

(n) Section 2.07(a) of the Credit Agreement is hereby amended by inserting the following proviso at the end of the second to last sentence of such Section:

; provided, however, that any reduction of the Revolving Credit Commitments under this Section within 90 days of the Revolving Credit Maturity Date which do not involve concurrent prepayments shall first be applied ratably to the Non-Extended Revolving Credit Commitments and after such Commitments have been terminated in full, shall be applied ratably to the Extended Revolving Credit Commitments

(o) Sections 2.08(a) and (b) of the Credit Agreement are hereby amended by replacing such Sections in their entirety with the following:

(a)           The Borrower shall repay to (i) the Non-Extending Revolving Credit Lenders on the Revolving Credit Maturity Date the aggregate principal amount of the Revolving Credit Loans made by the Non-Extending Revolving Credit Lenders outstanding on such date, and (ii) the Extending Revolving Credit Lenders on the Extended Revolving Credit Maturity Date the aggregate principal amount of the Revolving Credit Loans made by the Extending Revolving Credit Lenders outstanding on such date.

(b)           The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date five Business Days after such Loan is made and (ii) the Extended Revolving Credit Maturity Date.

(p) Section 2.10(a) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

(a)           Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage, a commitment fee equal to the Applicable Margin times the actual daily amount by which the Revolving Credit Facility exceeds the sum of (i) the Outstanding Amount of Revolving Credit Loans and (ii) the Outstanding Amount of L/C Obligations.  The commitment fee shall accrue at all times during the Availability Period and the Extended Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period and the Extended Availability Period.  The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect.

(q) Section 2.15(a) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

(a)           Request for Increase.  Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Revolving Credit Lenders), the Borrower may from time to time, request an increase in the Revolving Credit Facility by an amount that will not cause the aggregate Revolving Credit Commitments, giving effect to such request and all other increases requested hereunder, to exceed $550,000,000; provided that (i) any such request for an increase shall be in a minimum amount of $25,000,000, (ii) the Borrower may make a maximum of four such requests after the Second Amendment Effective Date, and (iii) the Revolving Credit Commitments provided in connection with any such increase (whether provided by an existing Revolving Credit Lender or a new Lender) shall be Extended Revolving Credit Commitments.  At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Revolving Credit Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Revolving Credit Lenders).

(r) Section 2.15 of the Credit Agreement is hereby further amended by inserting the following clause (g) in appropriate alphabetical order:

(g)           Assignment in Connection with Increase.  Notwithstanding the foregoing, in the event that any existing Revolving Credit Lenders have agreed to increase their Revolving Credit Commitments and/or any Eligible Assignees have agreed to become Revolving Credit Lenders in connection with any requested increase of the Revolving Credit Facility, each Consenting Lender that is a Non-Extending Revolving Credit Lender, shall have the right (but not the obligation) to assign, at par, a ratable share of its Non-Extended Revolving Credit Commitment to the new or increasing Lenders.  Each such Consenting Lender shall notify the Administrative Agent within the deadline in clause (b) above whether or not it wishes to assign any portion of its Non-Extended Revolving Credit Commitment and, if so, whether by an amount equal to, greater than, or less than its ratable share of any such increase.  Any such Consenting Lender not responding within such time period shall be deemed to have declined to assign any portion of its Non-Extended Revolving Credit Commitment.  On the effective date of the applicable increase and/or assignment, each Revolving Credit Lender electing to assign a portion of its Non-Extended Revolving Credit Commitment shall assign its ratable portion of such increase (plus, if not all eligible Consenting Lenders elected to participate, an additional portion as determined by the Borrower in connection with the allocation of such increase, to the extent such Consenting Lender timely notified the Administrative Agent of its wish to assign greater than its ratable share).  Any such assignment shall be effectuated in accordance with Section 10.06, except that the minimum amounts specified therein shall not apply.  As used in this clause (g), ratable share shall mean, with respect to any Consenting Lender that is a Non-Extending Revolving Credit Lender, such Lender's Non-Extended Revolving Credit Commitment as a percentage of the total Non-Extended Revolving Credit Commitments of all Revolving Credit Lenders.  For the avoidance of doubt, the amounts of any Revolving Credit Commitments assigned pursuant this clause (g) shall not decrease the available increase amount which the Borrower is entitled to request pursuant to clause (a) above.

(s)  Section 10.04(c) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

(c)           Reimbursement by Lenders.  To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), any L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such L/C Issuer or such Related Party, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or such L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or such L/C Issuer in connection with such capacity; provided, further, that no Non-Extending Revolving Credit Lender shall be obligated to reimburse the Administrative Agent (or any sub-agent thereof), any L/C Issuer or any Related Party of any of the foregoing for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which relate to matters subsequent to the termination of such Lender's Non-Extended Revolving Credit Commitment and repayment of all Obligations to such Non-Extending Revolving Credit Lender (for the avoidance of doubt, such Non-Extending Revolving Credit Lenders shall remain liable for any claims which related to a period during which they were a "Lender" hereunder, even if first asserted after the termination of such Non-Extending Revolving Credit Lender's Commitment and repayment of all Obligations to such Non-Extending Revolving Credit Lender).  The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.13(d).

(t) The Credit Agreement is hereby amended by replacing Schedule 2.01 in its entirety with Schedule 2.01 attached hereto.

Section 4. Representations and Warranties.  The Borrower represents and warrants that (a) the execution, delivery, and performance of this Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action, (b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid, and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Borrower and each other Loan Party contained in each Loan Document are true and correct in all material respects as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; (d) no Default or Event of Default exists under the Loan Documents; and (e) the Liens under the Security Documents are valid and subsisting.

Section 5. Effect on Credit Documents.  Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed.  Nothing herein shall act as a waiver of any of the Administrative Agent's or any Lender's rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated.  The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement.  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.

Section 6. Effectiveness.  This Amendment shall become effective, and the Credit Agreement shall be amended as provided for herein, upon the satisfaction on or prior to October 30, 2009, of the following conditions:

(a) the Administrative Agent (or its counsel) shall have received (i) counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Guarantor, and by the Lenders whose consent is required to effect the amendments contemplated hereby;

(b) the Administrative Agent (or its counsel) shall have received each of the items listed on the Closing Documents List attached hereto as Exhibit A, each in form and substance reasonably acceptable to the Administrative Agent and, where applicable, duly executed and delivered by a duly authorized officer of each applicable Loan Party; and

(c) the Administrative Agent shall have received, or shall concurrently receive (i) for the account of each Lender executing this Amendment, in the case of Term Lenders, by 4:00 p.m. (Central) on September 24, 2009, and in the case of Revolving Credit Lenders, by 12:00 p.m. (Central) on October 2, 2009, an amendment fee equal to 12.5 basis points on the amount of such executing Lender's Revolving Credit Commitment then in effect (giving effect to any assignments pursuant to Section 2.15(g) of the Credit Agreement) and/or aggregate outstanding Term Loans, as applicable, (ii) such other fees as may be mutually agreed between the Arranger and the Borrower regarding new Extended Revolving Credit Commitments or increased Extended Revolving Credit Commitments from existing Lenders, and (iii) for the account of the applicable Person, payment of all other fees payable in connection with this Amendment;

provided that Section 3 of this Amendment shall only become effective, and the Credit Agreement shall only be amended as provided for therein, upon the satisfaction on or prior to October 30, 2009 of the additional conditions that (y) the aggregate Extended Revolving Credit Commitments must be (giving effect to the agreements of the Extending Revolving Credit Lenders hereunder and the joinder of any Eligible Assignees to occur in connection with the Second Amendment Effective Date) at least $210,000,000, and (z) the Administrative Agent shall have received, or shall concurrently receive, for the account of each Extending Revolving Credit Lender, an extension fee equal to 112.5 basis points on the amount of such Extending Revolving Credit Lender's Extended Revolving Credit Commitment then in effect,

Section 7. Reaffirmation of Guaranty.  By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guaranty the Borrower's obligations under the Credit Agreement and the other amounts described in the Guaranty following the execution of this Amendment.

Section 8. Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 9. Miscellaneous.  The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment.  This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered electronically and by telecopier.

Section 10. ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature pages follows]

EXECUTED as of the first date above written.

HELIX ENERGY SOLUTIONS GROUP, INC.

By:    /s/ Anthony Tripodo
        --------------------------------------------
Name:   Anthony Tripodo
Title:     Executive Vice President and
            Chief Financial Officer

CANYON OFFSHORE, INC., a Texas corporation
CANYON OFFSHORE INTERNATIONAL CORP., a Texas corporation
ENERGY RESOURCE TECHNOLOGY GOM, INC., a Delaware corporation
HELIX INGLESIDE LLC, a Delaware limited liability company
HELIX OFFSHORE INTERNATIONAL, INC., a Texas corporation
HELIX SUBSEA CONSTRUCTION, INC., a Delaware corporation
HELIX VESSEL HOLDINGS LLC, a Delaware limited liability company
NEPTUNE VESSEL HOLDINGS LLC, a Delaware limited liability company
VULCAN MARINE HOLDINGS LLC, a Delaware limited liability company
VULCAN MARINE TECHNOLOGY LLC, a Delaware limited liability company
HELIX WELL OPS INC., a Texas corporation

    By:    /s/ Anthony Tripodo
          --------------------------------------------
Name:        Anthony Tripodo
Title:     Vice President and Treasurer

Signature Page to Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:       /s/ Michael Brashler
Name:   Michael Brashler
Title:      Vice President

Signature Page to Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:         /s/ Julie Castano
Name:      Julie Castano
Title:        Vice President

Signature Page to Amendment No. 2 to Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION as a Lender and as Co-Synidication Agent

By:         /s/ Scott Collins
Name:      Scott Collins
Title:        Vice President

Signature Page to Amendment No. 2 to Credit Agreement

Comerica Bank

By:         /s/ Greg Smith
Name:      Greg Smith
Title:        Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:         /s/ Mikhail Faybusovich
Name:      Mikhail Faybusovich
Title:        Vice President

By:         /s/ Kevin Buddhdew
Name:      Kevin Buddhdew
Title:        Associate

Signature Page to Amendment No. 2 to Credit Agreement

ING CAPITAL LLC, as a Lender

By:         /s/ Subha Pasumarti
Name:      Subha Pasumarti
Title:          Director

JP MORGAN CHASE BANK NATIONAL ASSOCIATION, as a Lender and Co Synidication Agent

By:         /s/ Stephanie Casas
Name:      Stephanie Casas
Title:         Vice President

CAPITAL ONE N.A, as a Lender

By:         /s/ Michael R. Quiray
Name:      Michael R. Quiray
Title:         Senior Vice President

NATIXIS, as a Lender and Co-Synidcation Agent

By:         /s/ Timothy L. Polvado
Name:        Timothy L. Polvado
Title:         Senior Managing Director

By:         /s/ Carlos L. Quinteros
Name:        Carlos L. Quinteros
Title:                  Director

REGIONS BANK  as a Lender

By:         /s/ Randy Petersen
Name:      Randy Petersen
Title:       Senior Vice President

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:         /s/ David Slye
Name:        David Slye
Title:         Senior Vice President

RZB Finance LLC
Revolver Credit Lender

By:         /s/ John A Valiska
Name:      John A Valiska
Title:       First Vice President

By:         /s/ Christoph Hoedl
Name:      Christoph Hoedl
Title:       First Vice President

                    WACHOVIA BANK NATIONAL ASSOCIATION, as Co-Documentation Agent and Lender

                        By:         /s/ Alex Terzi
                   Name:      Alex Terzi
                             Title:        Vice President

WHITNEY NATIONAL BANK, as a Lender and as a Co-Syndiation Agent

By:         /s/ Harry C. Stahel
Name:      Harry C. Stahel
Title:      Senior Vice President

Aberdeen Loan Funding Ltd.
By Highland Capital Managment, L.P.,
As Colleratal Manager
By Strand Advisors Inc, Its General Partner

By:         /s/ Michael Colvin
Name:      Michael Colvin
Title:       Secretary Strand Advisors Inc
              General Partner, Highland Capital Managment, L.P.

Apidos CDO, as its investment advisor Apidos Capital Managment

By:         /s/ Gretchen Bergstresser
Name:      Gretchen Bergstressen
Title:        Managing Director

                        APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, as a Lender

                           By:    Loomis, Sayles & Company, L.P.
                              Its Investment Manager

                         By:   Loomis, Sayles & Company, Incorporated
                                     Its General Partner

                      By:         /s/ Mary McCarthy
                      Name:      Mary McCarthy
                           Title:      Senior Vice President

                        APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, as a Lender

                           By:    Loomis, Sayles & Company, L.P.
                              Its Investment Manager

                         By:   Loomis, Sayles & Company, Incorporated
                                     Its General Partner

                      By:         /s/ Mary McCarthy
                      Name:      Mary McCarthy
                           Title:      Senior Vice President

                           Armstrong Loan Funding, LTD,
   By Highland Capital Managment, L.P.,
  As Colleratal Manager
   By Strand Advisors Inc, Its General Partner

By:         /s/ Michael Colvin
Name:      Michael Colvin
Title:       Secretary Strand Advisors Inc
              General Partner, Highland Capital Managment, L.P.

Atrium CDO

By:         /s/ Thomas Flannery
Name:      Thomas Flannery
Title:      Authorized Signatory

Atrium II

By:         /s/ Thomas Flannery
Name:      Thomas Flannery
Title:      Authorized Signatory

Atrium IV

By:         /s/ Thomas Flannery
Name:      Thomas Flannery
Title:      Authorized Signatory

Atrium V

By:         /s/ Thomas Flannery
Name:      Thomas Flannery
Title:      Authorized Signatory

Atrium VI

By:         /s/ Thomas Flannery
Name:      Thomas Flannery
Title:      Authorized Signatory

BA/CS CREDIT LLC
by Credit Suisse Alternative Capital, Inc. as investment manager duly appointed by
Verizon Investment Managmetnt Corp. in its capacity as managing member of BA/CS CREDIT LLC

By:         /s/ Thomas Flannery
Name:      Thomas Flannery
Title:      Authorized Signatory

BAKER STREET CLO II LTD.
BY:  Seix Investment Advisors LLC, as Collateral Manager

By:         /s/ George Goudelias
Name:      George Goudelias
Title:      Managing Director

BALLANTYNE FUNDING LLC

By:         /s/ Tara E. Kenny
Name:      Tara E. Kenny
Title:      Assitant Vice President

BALTIC FUNDING LLC

By:         /s/ Tara E. Kenny
Name:      Tara E. Kenny
Title:      Assitant Vice President

                         Banco Espirito Santo, S.A. - New York Branch

                           By:      /s/ Nuno Sousa
                          Name:  Nuno Sousa
                           Title:     Vice President

                           By:      Cristina Ferrierra St. Clair
                           Name:  Cristina Ferrierra St. Clair
                           Title:     Senior Vice President

BELHURST CLO LLC
By INVESTCO Senior Secured Management, Inc.  as Collateral Manager

By:         /s/ Thomas Ewald
Name:      Thomas Ewald
Title:      Authorized Signatory

BELHURST CLO LLC
By INVESTCO Senior Secured Management, Inc.  as Collateral Manager

By:         /s/ Thomas Ewald
Name:      Thomas Ewald
Title:      Authorized Signatory

KDP Asset Management for
Boeing Co. Employees Retirement Fund

By:         /s/ Kathy A. News
Name:      Kathy A. News
Title:      Sr. Portfolio Manager

Brentwood CLO Ltd
By Highland Capital Managment, L.P.,As Colleratal Manager
By Strand Advisors Inc, Its General Partner

By:         /s/ Michael Colvin
Name:      Michael Colvin
Title:       Secretary Strand Advisors Inc
              General Partner, Highland Capital Managment, L.P.

Callidus Debt Partners CLO Fund III, Ltd.
By Its Collateral Manager,
Callidus Capital Managment, LLC

By:         /s/ Marvis Taintor
Name:      Marvis Taintor
Title:      Senior Managing Director

Callidus Debt Partners CLO Fund IV, Ltd.
By Its Collateral Manager,
Callidus Capital Managment, LLC

By:         /s/ Marvis Taintor
Name:      Marvis Taintor
Title:      Senior Managing Director

Callidus Debt Partners CLO Fund V, Ltd.
By Its Collateral Manager,
Callidus Capital Managment, LLC

By:         /s/ Marvis Taintor
Name:      Marvis Taintor
Title:      Senior Managing Director

Callidus Debt Partners CLO Fund VI, Ltd.
By Its Collateral Manager,
Callidus Capital Managment, LLC

By:         /s/ Marvis Taintor
Name:      Marvis Taintor
Title:      Senior Managing Director

Callidus Debt Partners CLO Fund VII, Ltd.
By Its Collateral Manager,
Callidus Capital Managment, LLC

By:         /s/ Marvis Taintor
Name:      Marvis Taintor
Title:      Senior Managing Director

CASTLE GARDEN FUNDING

By:         /s/ Thomas Flannery
Name:        Thomas Flanner
Title:      Authorized Signatory

CHARTER VIEW PORTOFOLIO
By INVESTCO Senior Secured Management, Inc. as Investment Advisor

By:         /s/ Thomas Ewald
Name:      Thomas Ewald
Title:      Authorized Signatory

CIFC FUNDING 2006-1 LTD

By:         /s/ Stephen J. Vaccaro
Name:      Stephen J. Vaccaro
Title:      Co-Chief Investment Officer

CIT BANK

By:         /s/ Daniel A Burnett
Name:      Daniel A Burnett
Title:        Vice President

ColumbusNova CLO IV Ltd. 2007-II

By:         /s/ John Bengough
Name:      John Bengough
Title:         Director

ColumbusNova CLO Ltd. 2006-I

By:         /s/ John Bengough
Name:      John Bengough
Title:         Director

ColumbusNova CLO Ltd. 2006-II

By:         /s/ John Bengough
Name:      John Bengough
Title:         Director

                          CONFLUENT 4 LIMITED, as a Lender

                           By:    Loomis, Sayles & Company, L.P.
                              As Sub  Manager

                         By:   Loomis, Sayles & Company, Incorporated
                                     Its General Partner

                      By:         /s/ Mary McCarthy
                      Name:      Mary McCarthy
                           Title:      Senior Vice President

CORTINA FUNDING

By:         /s/ Irfan Ahmed
Name:      Irfan Ahmend
Title:        Authorized Signatory

Credit Suisse Dollar Senior Loan Fund, Ltd.
by Credit Suisse Alternative Capital, Inc. as investment manager

By:         /s/ Thomas Flannery
Name:      Thomas Flannery
Title:      Authorized Signatory

Credit Suisse Synidicated Loan Fund
by Credit Suisse Alternative Capital, Inc. as investment manager duly appointed by
Credit Suisse Asset Managment (Australia)

By:         /s/ Thomas Flannery
Name:      Thomas Flannery
Title:      Authorized Signatory

Credos Floating Rate Fund, L.P.

by Shenkman Capital Management, Inc., its General Partner

By:         /s/ Richard H. Weinstein
Name:      Richard H. Weinstein
Title:      Executive Vice President

                         CSAM FUNDING IV

                     By:         /s/ Thomas Flannery
                       Name:      Thomas Flannery
                     Title:      Authorized Signatory

Deutsche Bank AG, London

By:         /s/ Nicholas Wilhelmy
Name:        Nicholas Wilhelmy
Title:           Director

By:       /s/Srinivas Namagiri
Name:      Srinvas Namagiri
Title              Director

DEUTSCHE BANK AG NEW YORK BRANCH
By: DB Services New Jersey, Inc.

By:         /s/ Alice L. Wagner
Name:        Alice L. Wagner
Title:           Vice President

By:       /s/Johnathan Shin
Name:      Johnatan Shin
Title        Assitant Vice President

Eagle Creek CLO, Ltd.

By:         /s/ Bryan Higgins
Name:       Bryan Higgins
Title:        Authorized Signor

Eagle Master Fund Ltd.
By: Citi Alternative Investments LLC
as Investment Manager for and on behalf of
Eagle Master Fund Ltd.

By:         /s/ Roger Yee
Name:       Roger Yee
Title:         VP

   Eastland CLO LTD,
  By Highland Capital Managment, L.P.,
  As Colleratal Manager
  By Strand Advisors Inc, Its General Partner

By:         /s/ Michael Colvin
Name:      Michael Colvin
Title:       Secretary Strand Advisors, Inc.
             General Partner, Highland Capital Managment, L.P.

                         Fall Creek CLO, Ltd.

                      By:         /s/ Bryan Higgins
                         Name:       Bryan Higgins
                     Title:        Authorized Signor

Fidelity Central Investment Portofolio LLC
Fidelity Floating Rate Central Investment Portofolio

By:        /s/ Paul Murphy
Name:         Paul Murphy
Title:          Vice President

FIRST 2004-I CLO, LTD.
By: TCW Asset Managment Company, its Collateral Manager

By:        /s/ Stephen Suo
Name:         Stephen Suo
Title:          Senior Vice President

By:        /s/ G. Wayne Hosang
Name:        G. Wayne Hosang
Title:        Senior Vice President

FIRST 2004-II CLO, LTD.
By: TCW Asset Managment Company, its Collateral Manager

By:        /s/ Stephen Suo
Name:         Stephen Suo
Title:          Senior Vice President

By:        /s/ G. Wayne Hosang
Name:        G. Wayne Hosang
Title:        Senior Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
By: Four Corners Capital Managment, LLC as Sub-Advisor

By:        /s/ Matt O'Mara
Name:        Matt O'Mara
Title:          Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
By: Four Corners Capital Managment, LLC as Sub-Advisor

By:        /s/ Matt O'Mara
Name:        Matt O'Mara
Title:          Vice President

Foothill CLO I, Ltd.
By: The Foothill Group Inc., as Attorney-in-fact

By:        /s/ Jeff Nikora
Name:        Jeff Nikora
Title:          Executive Vice President

The Foothill Group LLC

By:        /s/ Jeff Nikora
Name:        Jeff Nikora
Title:          Executive Vice President

Galaxy CLO 2003-1, Ltd.
By:  AIG Global Investment Corp.,
its Collateral Manager

Galaxy III CLO, Ltd.
By:  AIG Global Investment Corp.,
its Collateral Manager

Galaxy IV CLO, Ltd.
By:  AIG Global Investment Corp.,
its Collateral Manager

Galaxy V CLO, Ltd.
By:  AIG Global Investment Corp.,
its Collateral Manager

Galaxy VI CLO, Ltd.
By:  AIG Global Investment Corp.,
its Collateral Manager

Galaxy VIII CLO, Ltd.
By:  AIG Global Investment Corp.,
its Collateral Manager

Galaxy X CLO, Ltd.
By:  AIG Global Investment Corp.,
its Collateral Manager

American International Group, Inc.
By:  AIG Global Investment Corp.,
its Investment Manager

AIG Bank Loan Fund Ltd.
By:  AIG Global Investment Corp.,
its Investment Manager

SunAmerica Senior Floating Rate Fund, Inc.
By:  AIG Global Investment Corp.,
Investment Sub -Advisor

By:        /s/ W. Jefferey Baxter
Name:        W. Jefferey Baxter
Title:         Managing Director

Gallatin CLO II 2005-1, LTD
By Ursamine Credit Advisors, LLC
as it Collateral Manager

By:        /s/ Niall Rosenzweig
Name:        Niall Rosenzweig
Title:         Principal

Gallatin CLO III 2007-1, LTD
as Assignee
By Ursamine Credit Advisors, LLC
as it Collateral Manager

By:        /s/ Niall Rosenzweig
Name:        Niall Rosenzweig
Title:         Principal

Gallatin Funding I, Ltd
By Ursamine Credit Advisors, LLC
as it Collateral Manager

By:        /s/ Niall Rosenzweig
Name:        Niall Rosenzweig
Title:         Principal

                                            Gleneagles CLO, Ltd.
  By Highland Capital Managment, L.P.,
  As Colleratal Manager
  By Strand Advisors Inc, Its General Partner

By:         /s/ Michael Colvin
Name:      Michael Colvin
Title:       Secretary Strand Advisors, Inc.
             General Partner, Highland Capital Managment, L.P.

                         GMAM Group Pension Trust I
                         By State Street Bank & Trust Company as Trusteee
                           for GMAM Group Pension Trust I

                        By:        /s/ Timothy Norton
                        Name:        Timothy Norton
                        Title:         Officer

                          GMAM Investment Funds Trust
                         By Shenkman  Capital Management, Inc.
                           as Investment Manager

                        By:        /s/ Richard H. Weinstein
                        Name:        Richard H. Weinstein
                        Title:         Executive Vice President

Grayson CLO, Ltd.
 By Highland Capital Managment, L.P.,
 As Colleratal Manager
 By Strand Advisors Inc, Its General Partner

By:         /s/ Michael Colvin
Name:      Michael Colvin
Title:       Secretary Strand Advisors, Inc.
             General Partner, Highland Capital Managment, L.P.

Grayson CLO II 2004-1, Ltd.
By Ursamine Credit Advisors, LLC
as it Collateral Manager

By:        /s/ Niall Rosenzweig
Name:        Niall Rosenzweig
Title:         Principal

Greenbriar CLO, Ltd.
 By Highland Capital Managment, L.P.,
 As Colleratal Manager
 By Strand Advisors Inc, Its General Partner

By:         /s/ Michael Colvin
Name:      Michael Colvin
Title:       Secretary Strand Advisors, Inc.
             General Partner, Highland Capital Managment, L.P.

The Guardian Life Insurance Company of America
By Shenkman  Capital Management, Inc.
as Investment Manager

By:        /s/ Richard H. Heinstein
Name:        Richard H. Heinstein
Title:          Executive Vice President

Gulf Stream- Compass CLO 2002-I. LTD
By Gulf Stream Asset Management LLC
as Collateral Manager

Gulf Stream- Compass CLO 2005-I. LTD
By Gulf Stream Asset Management LLC
as Collateral Manager

Gulf Stream- Sextant CLO 2006-I. LTD
By Gulf Stream Asset Management LLC
as Collateral Manager

Gulf Stream- Rashinban CLO 2006-I. LTD
By Gulf Stream Asset Management LLC
as Collateral Manager

Gulf Stream- Sextant CLO 2007-I. LTD
By Gulf Stream Asset Management LLC
as Collateral Manager

Gulf Stream- Compass CLO 2007. LTD
By Gulf Stream Asset Management LLC
as Collateral Manager

By:        /s/ Barry K. Love
Name:        Barry K. Love
Title:          Chief Credit Officer

Harch CLO II Limited
By:        /s/ Michael E Lewitt
Name:        Michael E Lewitt
Title:         Authorized Signatory

                         Harch CLO III Limited
                        By:        /s/ Michael E Lewitt
                        Name:        Michael E Lewitt
                        Title:         Authorized Signatory

Hillmark Funding Ltd.,
By Hillmark Capital Management, L.P.,
as Collateral Manager and as Lender

By:        /s/ Hillel Weinberger
Name:        Hillel Weinberger
Title:         Chairman

                          ILLINOIS STATE BOARD  OF INVESTMENT
                            By: TCW Asset Management Company, as its Investment Advisor

                        By:        /s/ Stephen Suo
                        Name:        Stephen Suo
                        Title:        Senior Vice President

                            By:        /s/ G. Wayne Hosang
                              Name         G. Wayne Hosant
                              Title           Senior Vice President

ING Investment Trust Co Plan for Employee Benefits
Investment Funds - Senior Loan Fund
By: ING Investment Funds Trust Co. as its trustee

ING Investment Management CLO II, LTD.
ING Investment Management CLO III, LTD.
ING Investment Management CLO IV, LTD.

By ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO I, LTD.
ING International (II) - Senior Bank Loans Euro

By ING Investment Management Co., as its investment manager

By:        /s/ Kelly T. Bryne
Name:        Kelly T. Bryne
Title:          Assistant Vice President

                         Jasper CLO, Ltd.\
                    By Highland Capital Managment, L.P.,
                     As Colleratal Manager
                     By Strand Advisors Inc, Its General Partner

                    By:         /s/ Michael Colvin
                    Name:      Michael Colvin
                    Title:       Secretary Strand Advisors, Inc.
                    General Partner, Highland Capital Managment, L.P.

 Katanah III, Ltd.
By Sankaty Advisors LLC as Sub-Advisors

By:        /s/ Alan K Halfenger
Name:        Alan K Halfenger
Title:        Chief Compliance Officer and Assistant Secretary

                         LCM I Limited Partnership
                    By Lyon Capital Management LLC,
                        as Collateral Manager

                     By:        /s/ Sophia A Venon
                     Name:        Sophia A Venon
                     Title:         Portfolio Manager

                        LCM II Limited Partnership
                    By Lyon Capital Management LLC,
                        as Collateral Manager

                     By:        /s/ Sophia A Venon
                     Name:        Sophia A Venon
                     Title:         Portfolio Manager

                          LCM III Limited Partnership
                    By Lyon Capital Management LLC,
                        as Collateral Manager

                     By:        /s/ Sophia A Venon
                     Name:        Sophia A Venon
                     Title:         Portfolio Manager

                              LCM IV Limited Partnership
                    By Lyon Capital Management LLC,
                        as Collateral Manager

                     By:        /s/ Sophia A Venon
                     Name:        Sophia A Venon
                     Title:         Portfolio Manager

                              LCM V Limited Partnership
                    By Lyon Capital Management LLC,
                        as Collateral Manager

                     By:        /s/ Sophia A Venon
                     Name:        Sophia A Venon
                     Title:         Portfolio Manager

                         LCM VI Limited Partnership
                    By Lyon Capital Management LLC,
                        as Collateral Manager

                     By:        /s/ Sophia A Venon
                     Name:        Sophia A Venon
                     Title:         Portfolio Manager

                                 Liberty CLO, Ltd
                    By Highland Capital Managment, L.P.,
                     As Colleratal Manager
                     By Strand Advisors Inc, Its General Partner

                    By:         /s/ Michael Colvin
                    Name:      Michael Colvin
                    Title:       Secretary Strand Advisors, Inc.
                    General Partner, Highland Capital Managment, L.P.

Name of Institution: Liberty Mutual Insurance Company

  By:        /s/ Sheila Finnerty
  Name:      Sheila Finnerty
 Title:         Vice President

                         Name of Institution:  Liberty Mutual Fire Insurance Company

                            By:        /s/ Sheila Finnerty
                            Name:         Sheila Finnerty
                            Title:         Vice President

                         Name of Institution:  Employers Insurance Company of Wausau

                            By:        /s/ Sheila Finnerty
                            Name:         Sheila Finnerty
                            Title:         Vice President

LMP Corporate Loan Fund, Inc.
By Citi Alternative Investments LLC

By:        /s/ Roger Yee
Name:        Roger Yee
Title:          VP

                          LOAN FUNDING I LLC
                           a wholly owned subsidiary of Citibank N.A.

                            By: TCW Asset Management Company, as portofolio manager of Loan Funding I LLC

                        By:        /s/ Stephen Suo
                        Name:        Stephen Suo
                        Title:        Senior Vice President

                            By:        /s/ G. Wayne Hosang
                              Name         G. Wayne Hosant
                              Title           Senior Vice President

                          Loan Funding VII LLC
                    By Highland Capital Managment, L.P.,
                     As Colleratal Manager
                     By Strand Advisors Inc, Its General Partner

                    By:         /s/ Michael Colvin
                    Name:      Michael Colvin
                    Title:       Secretary Strand Advisors, Inc.
                    General Partner, Highland Capital Managment, L.P.

                           Loan Star State Trust
                    By Highland Capital Managment, L.P.,
                     As Colleratal Manager
                     By Strand Advisors Inc, Its General Partner

                    By:         /s/ Michael Colvin
                    Name:      Michael Colvin
                    Title:       Secretary Strand Advisors, Inc.
                    General Partner, Highland Capital Managment, L.P.

                           Longhorn Credit Funding, LLC
                    By Highland Capital Managment, L.P.,
                     As Colleratal Manager
                     By Strand Advisors Inc, Its General Partner

                    By:         /s/ Michael Colvin
                    Name:      Michael Colvin
                    Title:       Secretary Strand Advisors, Inc.
                    General Partner, Highland Capital Managment, L.P.

                          LOOMIS SAYLES CAYMEN
                           LEVERAGED SENIOR LOAN FUND LTD as Lender

                           By:    Loomis, Sayles & Company, L.P.
                              Its Investment Advisor

                         By:   Loomis, Sayles & Company, Incorporated
                                     Its General Partner

                      By:         /s/ Mary McCarthy
                      Name:      Mary McCarthy
                           Title:      Senior Vice President

                           LOOMIS SAYLES
                           LEVERAGED SENIOR LOAN FUND LTD as Lender

                           By:    Loomis, Sayles & Company, L.P.
                              Its Investment Advisor

                         By:   Loomis, Sayles & Company, Incorporated
                                     Its General Partner

                      By:         /s/ Mary McCarthy
                      Name:      Mary McCarthy
                           Title:      Senior Vice President

                                  THE LOOMIS SAYLES
                           SENIOR LOAN FUND II LTD as Lender

                           By:    Loomis, Sayles & Company, L.P.
                              Its Managing Member

                         By:   Loomis, Sayles & Company, Incorporated
                                     Its General Partner

                      By:         /s/ Mary McCarthy
                      Name:      Mary McCarthy
                           Title:      Senior Vice President

                                  THE LOOMIS SAYLES
                           SENIOR LOAN FUND, LTD as Lender

                           By:    Loomis, Sayles & Company, L.P.
                              Its Managing Member

                         By:   Loomis, Sayles & Company, Incorporated
                                     Its General Partner

                      By:         /s/ Mary McCarthy
                      Name:      Mary McCarthy
                           Title:      Senior Vice President

Madison Park Funding I, Ltd

By:        /s/ Thomas Flannery
Name:        Thomas Flannery
Title:        Authorized Signatory

Madison Park Funding II, Ltd
by: Credit Suisse Alternative Capital, Inc as collateral manager

By:        /s/ Thomas Flannery
Name:        Thomas Flannery
Title:        Authorized Signatory

Madison Park Funding III, Ltd
by: Credit Suisse Alternative Capital, Inc as collateral manager

By:        /s/ Thomas Flannery
Name:        Thomas Flannery
Title:        Authorized Signatory

Madison Park Funding IV, Ltd
by: Credit Suisse Alternative Capital, Inc as collateral manager

By:        /s/ Thomas Flannery
Name:        Thomas Flannery
Title:        Authorized Signatory

Madison Park Funding V, Ltd
by: Credit Suisse Alternative Capital, Inc as collateral manager

By:        /s/ Thomas Flannery
Name:        Thomas Flannery
Title:        Authorized Signatory

NACM CLO I

By:        /s/ Joanna Willars
Name:        Joanna Willars
Title:        Vice President and Authorized Signatory

NACM CLO II

By:        /s/ Joanna Willars
Name:        Joanna Willars
Title:        Vice President and Authorized Signatory

                         NATIXIS

                     By:        /s/ Timothy L. Polvado
                        Name:        Timothy L. Polvado
                                     Title:        Senior Managing Director

                         By:        /s/ Carlos Quinteros
                         Name:        Carlos Quinteros
                         Title:      Director

                          NATIXIS LOOMIS SAYLES
                SENIOR LOAN FUND, LTD as Lender

                By:    Loomis, Sayles & Company, L.P
                         Its Investing Manager

                 By:   Loomis, Sayles & Company, Incorporated
                         Its General Partner

                 By:         /s/ Mary McCarthy
                          Name:      Mary McCathy
                         Title:      Senior Vice President

                         NAUTIQUE FUNDING LTD.
                         By: INVESCO Senior Secured Management, Inc.
                         As Collateral Manager

                         By:          /s/ Thomas Ewald
                         Name            Thomas Ewald
                         Title:      Authorized Signatory

OCTAGON INVESTMENT PARTNERS V, LTD.
By Octagon Credit Investments, LLC
as Portofolio Manager

OCTAGON INVESTMENT PARTNERS VI, LTD.
By Octagon Credit Investments, LLC
as Collateral manager

OCTAGON INVESTMENT PARTNERS VIII, LTD.
By Octagon Credit Investments, LLC
as Collateral manager

OCTAGON INVESTMENT PARTNERS IX, LTD.
By Octagon Credit Investments, LLC
as Manager

OCTAGON INVESTMENT PARTNERS XI, LTD.
By Octagon Credit Investments, LLC
as Collateral Manager

POTENTIAL CLO I LTD.
By Octagon Credit Investors, LLC
as Attorney in Fact

By:          /s/ Donald C. Young
Name           Donald C. Young
Title:          Portofolio Manager

                         Old Westbury Global Opportunities Fund
                         By: Shenkman Capital Managment, Inc.,
                         as Investment Manager

                         By:        /s/ Richard H. Weinstein
                         Name:        Richard H. Weinstein
                         Title:        Executive Vice President

                         PACIFICA CDO VI LTD

                         By:        /s/ Michael K. Ryan
                         Name:        Michael K. Ryan
                         Title:       Sr. Vice President

                           Park Avenue Loan Trust

                           By: TCW Asset Management Company, as agent

                        By:        /s/ Stephen Suo
                        Name:        Stephen Suo
                        Title:        Senior Vice President

                            By:        /s/ G. Wayne Hosang
                              Name         G. Wayne Hosang
                              Title           Senior Vice President

                         Phoenix Life Insurance Company

                         By:        /s/ Cynthia Beaulieu
                         Name:        Cynthia Beaulieu
                         Title:        Managing Director

                         PPM SHADOW CREEK FUNDING LLC

                         By:        /s/ Tara Kenny
                         Name:        Tara Kenny
                         Title:     Assistant Vice President

                          Sankaty Advisors, LLC as Collateral
                          Manager for Race Point CLO, Limited, as Term Lender

                         By:        /s/ Alan K. Halfenger
                         Name:        Alan K. Halfenger
                         Title:        Assistant Secretary

                       Race Point III CLO, Ltd.
                      Sankaty Advisors, LLC as Collateral
                        Manager

                         By:        /s/ Alan K. Halfenger
                         Name:        Alan K. Halfenger
                         Title:        Chief Compliance Office and
                                    Assistant Secretary

                         Race Point IV CLO, Ltd.
                      Sankaty Advisors, LLC as Collateral
                        Manager

                         By:        /s/ Alan K. Halfenger
                         Name:        Alan K. Halfenger
                         Title:        Chief Compliance Office and
                                    Assistant Secretary

                           RAYMOND JAMES BANK, FSB

                         By:        /s/ Garrett McKinnon
                         Name:        Garrett McKinnon
                         Title:       Senior Vice President

                          Red River CLO Ltd.
                    By Highland Capital Managment, L.P.,
                     As Colleratal Manager
                     By Strand Advisors Inc, Its General Partner

                    By:         /s/ Michael Colvin
                    Name:      Michael Colvin
                    Title:       Secretary Strand Advisors, Inc.
                    General Partner, Highland Capital Managment, L.P.

                       Republican Loan Funding, LTD.
                    By Highland Capital Managment, L.P.,
                     As Colleratal Manager
                     By Strand Advisors Inc, Its General Partner

                    By:         /s/ Michael Colvin
                    Name:      Michael Colvin
                    Title:       Secretary Strand Advisors, Inc.
                    General Partner, Highland Capital Managment, L.P.

                            RGA Reinsurance Company

                           By: TCW Asset Management Company,
                            as its Investment Advisor

                            By:        /s/ Stephen Suo
                        Name:        Stephen Suo
                        Title:        Senior Vice President

                            By:        /s/ G. Wayne Hosang
                           Name         G. Wayne Hosang
                           Title           Senior Vice President

                          Rockwall CDO LTD
                    By Highland Capital Managment, L.P.,
                     As Colleratal Manager
                     By Strand Advisors Inc, Its General Partner

                    By:         /s/ Michael Colvin
                    Name:      Michael Colvin
                    Title:       Secretary Strand Advisors, Inc.
                    General Partner, Highland Capital Managment, L.P.

                     ROSEDALE CLO II LTD

                         By:        /s/ Anna Chin
                         Name:        Anna Chin
                         Title:       Senior Analyst

                          ROSEDALE CLO LTD

                         By:        /s/ Anna Chin
                         Name:        Anna Chin
                         Title:       Senior Analyst

                  SERVES 2006-1, Ltd.

                         By:        /s/ Chris Kappas
                         Name:        Chris Kappas
                         Title:       Managing Director

                         SF-3 Segregated Portofolio, a segregated portofolio of Shiprock Finance, SPC for which Shiprock Finance SPC is acting on behalf of and for the account of
                         SF-3 Segregated Portofolio

                         By:        /s/ Sean Bresnahan
                         Name:        Sean Bresnahan
                         Title:      Assistant Vice President

                         SFR, LTD
                         By: Four Corners Capital Management, LLC
                         as Collateral Manager

                         By:        /s/ Matt O'Mara
                         Name:        Matt O'Mara
                         Title:       Vice President

                       Southfork CLO, Ltd
                    By Highland Capital Managment, L.P.,
                     As Colleratal Manager
                     By Strand Advisors Inc, Its General Partner

                    By:         /s/ Michael Colvin
                    Name:      Michael Colvin
                    Title:       Secretary Strand Advisors, Inc.
                    General Partner, Highland Capital Managment,

                              SSS Funding II
                        Sankaty Advisors, LLC as Collateral Manager

                         By:        /s/ Alan K. Halfenger
                         Name:        Alan K. Halfenger
                         Title:        Chief Compliance Office and
                                    Assistant Secretary

                         KDP Asset Management
                State Retirement & Pension System of Maryland

                         By:        /s/ Kathy A. News
                         Name:        Kathy A. News
                         Title:        Sr. Portofolio Manager

                          Stichting Bewaar Eeroespvervoer for Fonds voor
                               Gemene Rekening Beroespvervoer

                         By: Shenkman Capital Managment, Inc.,
                         as Investment Adviser

                         By:        /s/ Richard H. Weinstein
                         Name:        Richard H. Weinstein
                         Title:        Executive Vice President

                           Statford CLO, Ltd
                    By Highland Capital Managment, L.P.,
                     As Colleratal Manager
                     By Strand Advisors Inc, Its General Partner

                    By:         /s/ Michael Colvin
                    Name:      Michael Colvin
                    Title:       Secretary Strand Advisors, Inc.
                    General Partner, Highland Capital Managment

                        The SUMITOMO TRUST & BANKING CO LTD New York Branch

                         By:        /s/ Frances E Wynne
                         Name:        Frances E Wynne
                         Title:        Senior Director

                        TCW Credit Opportunities Fund L.P.

                           By: TCW Asset Management Company,
                            as Manager

                            By:        /s/ Stephen Suo
                        Name:        Stephen Suo
                        Title:        Senior Vice President

                            By:        /s/ G. Wayne Hosang
                               Name         G. Wayne Hosang
                              Title           Senior Vice President

                           TCW Credit Opportunities Fund I  B L.P.

                           By: TCW Asset Management Company,
                            as Manager

                            By:        /s/ Stephen Suo
                        Name:        Stephen Suo
                        Title:        Senior Vice President

                            By:        /s/ G. Wayne Hosang
                               Name         G. Wayne Hosang
                              Title           Senior Vice President

                         TCW Senior Secured Floating Rate Loan Fund, L.P.

                           By: TCW Asset Management Company,
                            as Investment Advisor

                            By:        /s/ Stephen Suo
                        Name:        Stephen Suo
                        Title:        Senior Vice President

                            By:        /s/ G. Wayne Hosang
                            Name         G. Wayne Hosang
                           Title           Senior Vice President

                         TCW Senior Secured Loan Fund, L.P.

                           By: TCW Asset Management Company,
                            as Investment Advisor

                            By:        /s/ Stephen Suo
                        Name:        Stephen Suo
                        Title:        Senior Vice President

                            By:        /s/ G. Wayne Hosang
                            Name         G. Wayne Hosang
                           Title           Senior Vice President

                          Teachers Retirement System of Louisiana
                                (Shenkman - Bank Loan Account)

                         By: Shenkman Capital Managment, Inc.,
                         as Investment Manager

                         By:        /s/ Richard H. Weinstein
                         Name:        Richard H. Weinstein
                         Title:        Executive Vice President

                 Teachers Retirement System of Louisiana
                             (Shenkman - High Yield Account)

                         By: Shenkman Capital Managment, Inc.,
                         as Investment Manager

                         By:        /s/ Richard H. Weinstein
                         Name:        Richard H. Weinstein
                         Title:        Executive Vice President

                          Teachers Retirement System of Pennsylvania

                         By: Shenkman Capital Managment, Inc.,
                         as Investment Manager

                         By:        /s/ Richard H. Weinstein
                         Name:        Richard H. Weinstein
                         Title:        Executive Vice President

                         Trustmark Insurance Company

                         By: Shenkman Capital Managment, Inc.,
                         as Investment Advisor

                         By:        /s/ Richard H. Weinstein
                         Name:        Richard H. Weinstein
                         Title:        Executive Vice President

                             VELOCITY CLO LIMITED

                           By: TCW Asset Management Company,
                            as Collateral Manager

                            By:        /s/ Stephen Suo
                        Name:        Stephen Suo
                        Title:        Senior Vice President

                            By:        /s/ G. Wayne Hosang
                            Name         G. Wayne Hosang
                           Title           Senior Vice President

                         VERITAS CLO I, LTD

                         By:        /s/ Ronald M Grobeck
                         Name:        Ronald M. Grobeck
                         Title:       Managing Director

                            KDP Asset Management for
                         Veronica Atkins Martial Trust

                         By:        /s/ Kathy A. News
                         Name:        Kathy A. News
                         Title:      Sr. Portfolio Manager

                          Victoria Court CBNA Loan Funding, LLC

                         By:        /s/ Adam Kaiser
                         Name:        Adam Kaiser
                         Title:       Attorney-in-Fact

                          Virtus Senior Floating Rate Fund

                         By:        /s/ Daniel Senecal
                         Name:        Daniel Senecal
                         Title:       Managing Director

                         VITESSE CLO LTD.

                           By: TCW Asset Management Company,
                            as Portofolio Manager

                            By:        /s/ Stephen Suo
                        Name:        Stephen Suo
                        Title:        Senior Vice President

                            By:        /s/ G. Wayne Hosang
                                Name         G. Wayne Hosang
                              Title           Senior Vice President

                        WEST BEND MUTUAL INSURANCE COMPANY

                           By: TCW Asset Management Company,
                            as Investment Advisor

                            By:        /s/ Stephen Suo
                        Name:        Stephen Suo
                        Title:        Senior Vice President

                            By:        /s/ G. Wayne Hosang
                                Name         G. Wayne Hosang
                              Title           Senior Vice President

                           Westchester CLO, Ltd.
                    By Highland Capital Managment, L.P.,
                     As Colleratal Manager
                     By Strand Advisors Inc, Its General Partner

                    By:         /s/ Michael Colvin
                    Name:      Michael Colvin
                    Title:       Secretary Strand Advisors, Inc.
                    General Partner, Highland Capital Managment